Filed Pursuant to Rule 497(d)

Registration File No.: 333-173601

BLACKROCK PREFERRED PARTNERS LLC

Amended and Restated Supplement dated January 27, 2012 to the

Prospectus, dated August 26, 2011, of

BlackRock Preferred Partners LLC

This amended and restated supplement amends certain information in the Prospectus (the “Prospectus”), dated August 26, 2011, of BlackRock Preferred Partners LLC (the “Fund”). This amended and restated supplement supersedes all prior amendments and supplements to the Prospectus. Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this amended and restated supplement remains unchanged. Capitalized terms not otherwise defined in this amended and restated supplement have the same meaning as in the Prospectus.

Sales Load Breakpoints

Financial intermediaries may charge a sales load of up to 3.00% for their services in conjunction with the distribution of Units. The maximum sales charge of 3.00% will be charged for purchases of less than $100,000. A sales charge of 2.00% will be charged for purchases of $100,000 or more, but less than $250,000. A sales charge of 1.50% will be charged for purchases of $250,000 or more, but less than $1 million. A sales charge of 1.00% will be charged for purchases of $1 million or more, but less than $5 million. A sales charge of 0.50% will be charged for purchases of $5 million or more. Financial intermediaries may reduce or waive the sales load for their customers, in their sole discretion, including, but not limited to customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.

Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing Members. Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 2.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 1.50% on that additional $100,000 subscription.

Distribution Fee

The Fund will, out of its own assets, pay the Distributor for providing distribution services at an annual rate equal to 0.75% of the Fund’s month-end NAV (the “Distribution Fee”). The Distribution Fee is paid to the Distributor and/or financial intermediaries as compensation for assisting with the sale of the Fund’s Units. Financial intermediaries may reimburse the Distribution Fee to their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary. The Distributor will generally pay substantially all of the Distribution Fee to financial intermediaries whose customers hold Units through the applicable financial intermediary; thus, the amounts of any such payments may vary among the financial intermediaries. The Distributor may, however, retain all or a portion of the Distribution Fee in certain instances. For example, the Distributor may itself act as a financial intermediary in respect of Units owned by Members who are its customers, such as the affiliate of the Advisor that purchased a significant amount of Units in connection with the Fund’s initial closing, and retain that portion of the Distribution Fee attributable to Units held through it as a financial intermediary.

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Payment of Distribution Fee and Management Fee

Each of the Distribution Fee and the Advisor’s management fee are accrued monthly and are calculated at an annual rate equal to 0.75% of the Fund’s month-end NAV (before the accrual of the Distribution Fee and the management fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to the Expense Agreement for that month). As discussed in the Prospectus, the Fund has entered into the Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below the Expense Cap, which is 0.50% of the Fund’s average adjusted net assets at the beginning of each month.

Dividend Reinvestment Plan

All correspondence concerning the Plan should be directed to the Plan Administrator at BNY Mellon Alternative Investments, c/o Investor Services, 400 Bellevue Parkway, 2nd Floor (19C-0204), Wilmington, DE 19809; or by calling 1-866-211-4521.

Taxation as a RIC

The Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation if (i) 75% or more of its gross income for the taxable year consists of passive income or (ii) 50% or more of its assets for the taxable year consists of assets that produce, or are held for the production of, passive income.

The Fund intends to elect to mark to market its PFIC stock and include in income any resulting gain or loss (a “Mark-to-Market Election”) for those PFICs in which it invests.

If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund’s taxable year.

Accordingly, the Fund will generally (i) include in gross income the excess, if any, of the fair market value of its PFIC shares as of the end of the Fund’s taxable year over the adjusted tax basis of such PFIC shares and (ii) deduct as a loss the excess, if any, of the adjusted tax basis of the PFIC shares over the fair market value of such PFIC shares as of the end of the Fund’s taxable year, but only to the extent of any net (i.e., unreversed) mark-to-market gains included in the Fund’s gross income for prior taxable years.

The Fund’s adjusted tax basis in the shares it owns in the PFIC will be increased to reflect any such recognized gain and decreased to reflect any such recognized losses. All of such gain or loss will be treated as ordinary income or ordinary loss (as the case may be) in the hands of the Fund.

Moreover, any gain from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be treated as ordinary income in the Fund’s hands. Thus, the Fund cannot generate long-term capital gains with respect to PFIC shares for which the Fund has made a Mark-to-Market Election.

The Fund will recognize such mark-to-market income regardless of whether the PFIC has made any distributions to the Fund, and such income will constitute investment company taxable income subject to the Annual Distribution Requirement described above. The Fund intends to borrow funds or to redeem a sufficient amount of its investments so that it has sufficient cash to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes. No assurance, however, can be given in this regard.

(BPP-P1-SUPP-0112)

As noted above, any mark-to-market losses the Fund recognizes with respect to its investments in PFICs will be treated as ordinary losses. Any loss from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a mark-to-market election will be treated as ordinary loss to the extent of any net (i.e., unreversed) mark-to-market gains included in the Fund’s gross income for prior taxable years with respect to such PFIC shares, and the balance of such loss (if any) will generally be treated as a capital loss.

The Fund, however, would not likely get the benefit of any such capital loss, as a capital loss can only be used to offset a capital gain, and the Fund will not, under the Mark-to-Market Election rules, generate any capital gains with respect to its PFIC shares. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss.

Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Fund for a given taxable year, the Fund will not realize any tax benefit from such PFIC losses because the Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years.

In addition, the Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of mark-to-market PFIC losses even if the Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Fund.

In this situation, the Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Fund’s actual sales of PFIC shares produce the adverse tax result of double taxation to the Fund and thus holders of its Units.

Taxation of U.S. Holders

Because (i) the Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as PFICs and (ii) the Fund will recognize taxable income (or loss) on a mark-to-market (i.e., deemed sale) basis in respect of its PFIC shares, holders of Units will generally receive ordinary income distributions in respect of their Units each year if and to the extent the Fund has any net appreciation in all of its PFIC shares at the end of a taxable year of the Fund regardless of whether the Fund has actually sold any of its PFIC shares. As a result, holders of Units may recognize taxable income earlier than they would otherwise had no Mark-to-Market Election been made by the Fund. In addition, holders of Units may be subject to the adverse tax result of double taxation caused by unusable PFIC losses, as described in “Taxation as a RIC” above.

Certain Unaudited Financial Statements

The Fund’s unaudited Statement of Assets, Liabilities and Members’ Capital and unaudited Portfolio of Investments, each as of December 31, 2011, are set forth below. The Fund generally intends to update the below unaudited financial statements each month. The Fund encourages each prospective investor, prior to investing in the Fund, to request the Fund’s most recent Prospectus supplement from his or her financial advisor, to visit the Fund’s website at www.blackrock.com and/or to visit the Securities and Exchange Commission’s website at www.sec.gov and access the Fund’s filings.

(BPP-P1-SUPP-0112)

BLACKROCK PREFERRED PARTNERS LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

DECEMBER 31, 2011

(unaudited)

Assets
Investments in Investment Funds at fair value (cost - $24,425,000)	$23,925,664
Investments in Investment Funds paid in advance	1,400,000
Cash and cash equivalents	809,861
Due from Adviser	94,055
Other assets	310,561

Total assets	26,540,141

Liabilities
Capital contributions received in advance	1,915,000
Offering Costs Payable	38,827
Professional fees payable	40,714
Directors fee payable	750
Accrued expenses and other liabilities	57,082

Total liabilities	2,052,373

Members’ Capital
Total members’ capital	$24,487,768

(BPP-P1-SUPP-0112)

BLACKROCK PREFERRED PARTNERS LLC

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

(unaudited)

Schedule of Investments

Strategy	Investment	Cost	(in U.S. dollars) Fair Value
Directional Trading - 15.5%	AlphaMosaic SPC Platform	$475,000	$469,567
	D.E. Shaw Oculus International Fund	1,500,000	1,494,371
	Fortress Commodities Fund LP	875,000	795,189
	Fortress Macro Fund, Ltd.	1,060,000	1,039,417

			3,798,544
Event Driven - 19.3%	Davidson Kempner International (BVI), Ltd.	1,310,000	1,310,361
	HBK Offshore Fund II LP	1,000,000	1,022,821
	Pentwater Event Fund, Ltd.	1,320,000	1,364,483
	York Investment, Ltd.	1,060,000	1,029,218

			4,726,883
Fundamental Long/Short - 51.5%	Boussard & Gavaudan Fund PLC	1,000,000	949,898
	Brigade Leveraged Capital Structures Offshore, Ltd.	1,060,000	1,037,908
	Claren Road Credit Fund, Ltd.	1,060,000	1,060,892
	Conatus Capital Overseas Ltd.	1,000,000	1,004,530
	Glenview Capital Partners (Cayman), Ltd.	950,000	918,354
	King Street Capital, Ltd.	1,000,000	974,148
	Oak Hill Credit Alpha Fund (Offshore), Ltd.	1,000,000	988,887
	One William Street Capital Offshore Fund, Ltd.	1,690,000	1,624,263
	Scout Capital Fund, Ltd.	1,380,000	1,353,889
	Standard Pacific Capital Offshore, Ltd.	1,060,000	940,235
	Standard Pacific Pan-Asia Fund, Ltd.	875,000	784,701
	Taconic Opportunity Offshore Fund, Ltd.	1,000,000	978,985
			12,616,690
Relative Value - 11.4%	Aristeia International, Ltd	1,060,000	1,086,382
	Magnetar Capital Fund II, Ltd.	1,690,000	1,697,165

			2,783,547
Total Investments (Cost - $24,425,000*) - 97.7%			23,925,664
Other Assets Less Liabilities - 2.3%			562,104

Members’ Capital - 100.0%			$24,487,768

Percentages shown are stated as a percentage of net assets as of December 31, 2011.

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$24,425,000

Gross unrealized appreciation	$106,634
Gross unrealized depreciation	(605,970)

Net unrealized depreciation	$(499,336)

Investments by Strategy (as a percentage of total investments) as of December 31, 2011 (unaudited)
Directional Trading	15.9%
Event Driven	19.8
Fundamental Long/Short	52.7
Relative Value	11.6
100.0%

(BPP-P1-SUPP-0112)